EXHIBIT 10.54


                               PURCHASE AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT



Orphan Medical, Inc.
Ridgedale Office Center
13911 Ridgedale Drive
Minnetonka, MN 55305

Ladies and Gentlemen:

            The undersigned ("Subscriber") hereby agrees to purchase, and the Company hereby agrees to sell to Subscriber, that number of shares of common stock (the "Shares") of Orphan Medical, Inc., a Minnesota corporation (the "Company"), as is set forth opposite Subscriber's name and signature below, for a purchase price of Ten Dollars ($10.00) per Share and upon the other terms and conditions set forth below. Subscriber shall wire funds equal to such Subscriber's purchase price for the Shares being purchased by such Subscriber, which wire transfer shall be made on or before the close of business on February 25, 2000. The date on which the Company shall have received the entire purchase price from Subscriber shall be referred to as the "Closing Date." Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

            1. Representation of Subscriber. Subscriber acknowledges and represents to the Company as follows:

                (a) The Shares are being purchased by Subscriber for investment purposes in Subscriber's name solely for Subscriber's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

                (b) Subscriber is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Subscriber's investment in the Shares.

                (c) Subscriber believes that Subscriber, either alone or with the assistance of Subscriber's professional advisor, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Shares. Subscriber has obtained, to the extent Subscriber deems necessary, Subscriber's own professional advice with respect to assessing the risks inherent in an



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investment in the Shares and the suitability of an investment in the Shares in light of Subscriber's financial condition and investment needs.

                (d) Subscriber believes that the investment in the Shares is suitable for Subscriber based upon Subscriber's investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber's current financial needs and business contingencies and has no need for liquidity of investment with respect to the Shares.

                (e) Subscriber has been given access to information regarding the Company and has utilized such access to Subscriber's satisfaction for the purpose of obtaining such information as Subscriber has determined to be necessary or appropriate to assess the merits and risks of an investment in the Company and the Shares.

                (f) Subscriber recognizes that the Shares as an investment involve a high degree of risk including, but not limited to, those risks described in Exhibit 99 to the Company's Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.

                (g) Subscriber understands that the Company may be required to sell additional shares of its capital stock in the future to finance its anticipated development and operational efforts. Subscriber understands that such additional shares may have rights and preferences that may be superior in certain respects to the rights attributable to the Shares and, depending upon future developments, the Company's financial condition, the Company's success in achieving its development objectives and the general economic environment at that time, may be sold at a price which is less than the price which Subscriber pays for the Shares. No representations are being made by the Company that it will be successful in selling any shares of its capital stock that it may seek to sell in the future or that it will be otherwise able to raise sufficient monies, through borrowings, internal operations or otherwise, to achieve its development, revenues or other business or financial objectives.

                (h) Subscriber is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

                (i) Subscriber was not organized for the specific purpose of acquiring the Shares.

                (j) This Purchase Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of Subscriber, has been duly executed by an authorized officer or representative of Subscriber, and is a legal, valid and binding obligation of Subscriber enforceable in accordance with its terms.


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                (k) Subscriber certifies, under penalties of perjury, that
Subscriber is NOT subject to the backup withholding provisions of section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (Note: you are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number.)

                (l) Subscriber acknowledges that a legend will be placed on the certificates evidencing the Shares, which legend shall refer to the restrictions on transferability.

            Subscriber is aware of the significance to the Company of the foregoing representations, and they are made with the intention that the Company will rely on them.

            2. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

                (a) That this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company; and

                (b) That all corporate action necessary to the authorization, issuance, and delivery of the Shares has been taken on or prior to the date hereof.

            3. Registration. The Company hereby covenants and agrees that, within 60 days after the date hereof, the Company shall prepare and file a registration statement on Form S-3 under the Securities Act of 1933, as amended, relating to the Shares and shall use its best efforts to cause such registration statement to become effective. The Company shall bear all fees, costs and expenses incurred in connection with such registration other than fees and disbursements of special counsel and accountants for the Subscriber.

            4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3 of this Agreement that the selling Subscriber shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to Section 3 of this Agreement.


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Dated: February 24, 2000

Subscriber:                        Shares Purchased         Purchase Price:
----------                         ----------------         --------------

DG LUX LACUNA APO BIOTECH FUND          100,000               $1,000,000


By:        /s/ Dr. Michael Fischer
    ----------------------------------------
      Dr. Michael Fischer
      Its: Medical Strategy, General Manager
           ---------------------------------

This Purchase Agreement and Letter of Investment Intent is accepted as of February 24, 2000.

                                       ORPHAN MEDICAL, INC.


                                       By: /s/ John Howell Bullion
                                          --------------------------------------
                                           Its Chief Executive Officer


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